     As filed with the Securities and Exchange Commission on April 18, 2000

                                                      Registration No. 333-34580

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                          PRE-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             LOWE'S COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

               NORTH CAROLINA                           56-0578072
       (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)               Identification No.)

                                 P. O. Box 1111
                     North Wilkesboro, North Carolina 28656
                                 (336) 658-4000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                               Stephen A. Hellrung
              Senior Vice President, General Counsel and Secretary
                             Lowe's Companies, Inc.
                             1605 Curtis Bridge Road
                        Wilkesboro, North Carolina 28697
                                 (336) 658-5445
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:

                              Lathan M. Ewers, Jr.
                                Randall S. Parks
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                          Richmond, Virginia 23219-4074
                                 (804) 788-8200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: [ ]

--------------------------------------------------------------------------------

                              EXPLANATORY STATEMENT

     This Pre-Effective Amendment No. 1 to a Registration Statement on Form S-3 filed by Lowe's Companies, Inc. on April 11, 2000 (File No. 333-34580) is being filed solely to file as Exhibit 25.1 a revised Form T-1 for Bank One, N.A., and includes the Registration Statement facing page, this page, the Part II information, the signature page, an exhibit index, and the Form T-1.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

Exhibit Number
--------------

25.1 Statement of Eligibility and Qualification on Form T-1 of Bank One, N.A., as the Trustee, under the Trust Indenture Act of 1939

                                      II-1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Wilkes, State of North Carolina, on April 18, 2000.


                                         LOWE'S COMPANIES, INC.
                                         (Registrant)


                                         By: /s/ Stephen A. Hellrung
                                             -----------------------------------
                                             Stephen A. Hellrung, Senior Vice
                                             President, General Counsel and
                                             Secretary

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 18, 2000.

         Signature                         Title
         ---------                         -----


/s/ Robert L. Tillman*           Chairman of the Board of Directors, President,
------------------------------   Chief Executive Officer and Director
     Robert L. Tillman           (Principal Executive Officer)



/s/ Thomas E. Whiddon*           Executive Vice President and Chief Financial
------------------------------   Officer (Principal Financial Officer)
     Thomas E. Whiddon


/s/ Kenneth W. Black, Jr.*       Senior Vice President and Chief Accounting
------------------------------   Officer (Principal Accounting Officer)
     Kenneth W. Black, Jr.


/s/ Leonard L. Berry, Ph.D.*     Director
------------------------------
     Leonard L. Berry, Ph.D.


/s/ Peter C. Browning*           Director
------------------------------
     Peter C. Browning

/s/ Carol A. Farmer*               Director
------------------------------
     Carol A. Farmer


/s/ Paul Fulton*                   Director
------------------------------
     Paul Fulton


/s/ James F. Halpin*               Director
------------------------------
     James F. Halpin


/s/ Richard K. Lochridge*          Director
------------------------------
     Richard K. Lochridge


/s/ Claudine B. Malone*            Director
------------------------------
     Claudine B. Malone


/s/ Robert G. Schwartz*            Director
------------------------------
     Robert G. Schwartz


/s/ Robert L. Strickland*          Director
------------------------------
     Robert L. Strickland


                                   Director
------------------------------
     Kenneth D. Lewis


                                   Director
------------------------------
     Thomas D. O'Malley



     * By: /s/ Stephen A. Hellrung
           --------------------------------
           Stephen A. Hellrung
           Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit Number
--------------

25.1 Statement of Eligibility and Qualification on Form T-1 of Bank One, N.A., as the Trustee, under the Trust Indenture Act of 1939

                                      II-4